                                                                   EXHIBIT 10.42


         THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF OR THEREOF, AS THE CASE MAY BE, THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL DELIVER TO THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE INDENTURE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

         THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN DENOMINATIONS OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY OR SUCH INTEREST OR PARTICIPATION, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.

         ALL PAYMENTS OF INTEREST ON AND REPAYMENT OF PRINCIPAL AND PREMIUM, IF ANY, OF THIS SURPLUS NOTE, TO THE EXTENT REQUIRED UNDER APPLICABLE LAW, MAY BE MADE ONLY WITH THE PRIOR APPROVAL OF THE APPLICABLE REGULATORY AUTHORITY (AS DEFINED IN THE INDENTURE). THERE ARE NO SPECIFIC LIMITATIONS ON THE EXTENT OF THE APPLICABLE REGULATORY AUTHORITY'S DISCRETION IN DETERMINING WHETHER THE FINANCIAL CONDITION OF THE COMPANY WARRANTS THE PAYMENT OF SUCH PAYMENTS.

No. 1

                           SEABRIGHT INSURANCE COMPANY
                       FLOATING RATE SURPLUS NOTE DUE 2034

$12,000,000

         SeaBright Insurance Company, a stock insurance company domiciled in Illinois (the "Company", which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to JPMorgan Chase Bank as Trustee for the benefit of ICONS, Ltd. or registered assigns, the principal sum of twelve million dollars ($12,000,000) on May 24, 2034, unless redeemed by the Company prior to the Stated Maturity in accordance with the terms specified herein and in the Indenture. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture. The Company further promises to pay interest on said principal sum from May 26, 2004, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, quarterly in arrears on February 24, May 24, August 24 and November 24 of each year commencing August 24, 2004 (each, an "Interest Payment Date"), at a rate per annum with respect to such Interest Payment Period (the "Interest Rate") equal to LIBOR as determined on the Determination Date with respect to such Interest Payment Period, plus 4.00% (provided, that, (i) pursuant to Applicable Insurance Laws, in no event shall the Interest Rate exceed the Interest Rate for the first Interest Payment Period hereunder by more than 10% per annum, (ii) pursuant to the Applicable Insurance Laws, the Interest Rate for any Interest Payment Period may not exceed the corporate base rate determined on the first Business Day of each month during the term of the Surplus Note plus 2% per annum, and (iii) the Interest Rate for any Interest Payment Period shall not exceed the highest rate permitted by New York law, as the same may be modified by United States law of general applicability) until the principal hereof shall have become due and payable, and on any overdue principal and (to the extent enforceable under applicable law) on any overdue interest (other than interest that is not paid as a result of a Payment Restriction) at the then applicable Interest Rate, compounded quarterly. FOR THE AVOIDANCE OF DOUBT, NO INTEREST SHALL ACCRUE OR BE PAYABLE ON ANY PAYMENT OF INTEREST THAT IS NOT MADE WHEN DUE AS A RESULT OF A PAYMENT RESTRICTION.

         The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year and the actual number of days elapsed in such Interest Payment Period.

         In the event that any Interest Payment Date is not a Business Day, then any interest payable on such date will be paid on, and such Interest Payment Date will be moved to, the next succeeding Business Day, and additional interest will accrue for each day that such payment is delayed as a result thereof, except that, if such next Business Day is in the next succeeding calendar month, such payment shall be made on the preceding Business Day, in each case with the same force and effect as if made on the date such payment otherwise would have been payable; provided, however, that in the event that the Stated Maturity date or earlier redemption date is not a Business Day, then payment of principal, premium, if any, and interest payable on such date will be made on the next Business Day (and without any additional accrual of interest or other payment in respect of any such delay).

         The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Surplus Note (or one or more Predecessor Surplus Notes) is registered at the close of business on the relevant record dates, which will be the fifteenth calendar day preceding the relevant Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such regular record date and may be paid to the Person in whose name this Surplus Note (or one or more Predecessor Surplus Notes) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such unpaid interest, notice whereof shall be given to the Holders of Surplus Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Surplus Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         The principal of and the interest on this Surplus Note shall be payable at the office or agency of the Trustee maintained for that purpose in Wilmington, Delaware in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest on an Interest Payment Date may be made at the option of the Company by check mailed to the Holder at such address as shall appear in the Surplus Note Register or by wire transfer to an account appropriately designated by the Holder entitled thereto, while payments due at Stated Maturity or earlier redemption will be made by the Company in same-day funds against presentation and surrender of this Surplus Note. Notwithstanding the foregoing, so long as the Holder of this Surplus Note is ICONS or a trustee of ICONS, the payment of the principal of, premium, if any, and interest on this Surplus Note will be made by the Company in same-day funds at such place and to such account as may be designated by ICONS or a trustee of ICONS.

         The indebtedness evidenced by this Surplus Note is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Claims and Senior Indebtedness and this Surplus Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Surplus Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Claims or Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

         Each Holder hereof, by his or her acceptance hereof, hereby agrees to treat this Surplus Note as indebtedness for all United States federal income tax purposes.

         Payments under this Surplus Note shall be subject to the following terms and conditions:

                  (i) If and to the extent required under Applicable Insurance Laws for the Company to be permitted to report in its financial statements filed with the Applicable Regulatory Authority the outstanding amounts under the Surplus Notes as constituting part of the Company's policyholders' surplus, any payment of interest on and/or principal and premium, if any, of this Surplus Note, may be made only from the Available Amount of the Company (i) with the prior approval of the Applicable Regulatory Authority or
                           (ii) to the extent that such payment is otherwise permitted under the Applicable Insurance Laws (the foregoing conditions are referred to herein as the "Payment Restrictions"). The obligation of the Company under this Surplus Note shall not be offset or be subject to recoupment with respect to any liability or obligation owed to the Company and no agreement or interest securing this Surplus Note, whether existing on the date of authentication of the Surplus Note or subsequently entered into, shall apply to the obligation of the Company under this Surplus Note. The Company covenants that it shall use its best efforts to obtain the approval of the Applicable Regulatory Authority to make payments under this Surplus Note on or prior to the date on which any such payment shall otherwise become due and payable.

                  (ii) To the extent that a payment of all or a portion of the principal and premium, if any, of this Surplus Note or interest thereon is prohibited by any Payment Restriction, interest shall continue to be accrued on such unpaid principal amount and premium, if any, and shall be paid at the rate provided in this Surplus Note.

                  (iii) Except as provided in (a) and (b) above, no provision of this Surplus Note shall impair the obligations of the Company, which are absolute and unconditional, to pay the principal and premium, if any, of and interest on this Surplus Note at the times, place and rate, and in the coin or currency, prescribed in this Surplus Note. No provision of this Surplus Note or the Indenture shall extinguish the Company's liability for the payment of principal and interest.

                  (iv) If the Applicable Regulatory Authority approves a payment of principal and premium, if any, or interest in any amount that is less than the full amount of the principal and premium, if any, or interest, as applicable, then scheduled to be paid in respect of the Surplus Notes, payment of such partial amount shall be made pro rata among Securityholders based on the relative outstanding principal amount of Surplus Notes held by each Securityholder.

                  (v) Until such time as the Company shall receive the approval of the Applicable Regulatory Authority for a payment under this Surplus Note, the obligation of the Company to make such payment shall not form a part of the Company's legal liabilities and shall not be a basis of any set off. Until repaid, all statements published or filed with the Applicable Regulatory Authority by the Company shall show all outstanding principal amounts under the Surplus Notes in accordance with the Applicable Insurance Laws.

                  (vi) Notwithstanding any other provision contained herein, the Company shall not be required to make any payment of interest on the Surplus Note for any Interest Payment Period that is in excess of the Regulatory Interest Limitation, if any, applicable to such Interest Payment Period. In calculating the Interest Rate for any Interest Payment Period, in the event that there is any Excess Interest as of such Interest Payment Period, the Interest Rate shall be increased, to the extent necessary, but subject to any Regulatory Interest Limitation applicable to such Interest Payment Period, such that the amount of interest payable for such Interest Payment Period is increased by the amount of Excess Interest.

         "Excess Interest" means the cumulative amount of interest on the Surplus Note, if any, that is not paid as a result of any Regulatory Interest Limitations, minus the amount of interest paid on the Surplus Note as a result of adjustments to the Interest Rate to account for Excess Interest.

         "Regulatory Interest Limitation" means any cap or other limitation on the rate or amount of interest that may be paid on the Surplus Notes pursuant to Applicable Insurance Laws, including but not limited to 215 ILCS 5/34.1, or any order or approval letter relating to the initial issuance by the Company of a Surplus Note hereunder.

                  (vii) In the event of the rehabilitation, liquidation, conservation or dissolution of the Company, the claims under this Surplus Note shall be paid out of any assets remaining after the payment of all Senior Claims and all Senior Indebtedness.

                  (viii) In the event that the Company undergoes a Conversion, consolidates or merges into another entity or transfers substantially all of its assets or capital stock to another entity, the entity into which the Company converts, merges or consolidates or into which the assets of the Company are transferred shall assume the liability of the Company hereunder.

         The Company waives diligence, presentment (other than presentment upon Stated Maturity), demand for payment, notice of nonpayment, notice of protest, and all other demands and notices.

         This Surplus Note shall not be entitled to any benefit under the Indenture or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

         The provisions of this Surplus Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed.



                                      SEABRIGHT INSURANCE COMPANY

                                      By:   /s/ Richard J. Gergasko
                                            ------------------------------------
                                      Name:  Richard J. Gergasko
                                      Title: Executive Vice President

Attest:


By:  /s/ Joseph De Vita
     --------------------------------
Name:  Joseph De Vita
Title: Secretary

                          CERTIFICATE OF AUTHENTICATION


Dated: May 26, 2004

         This is one of the Surplus Notes referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY,
as Trustee

By:  /s/ W. Chris Sponenberger
     -----------------------------
         Authorized Signatory

         This Surplus Note is issued under and pursuant to an indenture, dated as of May 26, 2004, duly executed and delivered between the Company and Wilmington Trust Company, as trustee (the "Trustee") (such indenture as amended or supplemented from time to time, the "Indenture"). The Surplus Notes of which this Surplus Note is a part are entitled the "Floating Rate Surplus Notes due 2034" (the "Surplus Notes"). These Surplus Notes are limited in aggregate principal amount to $12,000,000, as specified in said Indenture. Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Surplus Notes.

         This Surplus Note is redeemable prior to its Stated Maturity by the Company (i) in whole or in part, from time to time, on or after May 24, 2009 on an Interest Payment Date or (ii) at any time prior to May 24, 2009, in whole but not in part, upon the occurrence and continuation of a Tax Event. Any redemption pursuant to this paragraph will be made, upon not less than 30 days nor more than 60 days' prior written notice, at a redemption price (the "Redemption Price") equal to 100% of the principal amount thereof, plus any interest thereon accrued to the date of redemption (including any Unpaid Interest); provided (A) that any Payment Restrictions applicable to any such redemption under (i) or
(ii) above have been satisfied, (B) that the Company may not exercise its option to redeem with respect to a Tax Event unless it fixes, not later than 90 days after the occurrence of such Tax Event, a date for such redemption and mails a notice thereof to Holders, and (C) that the Company may not exercise its option to redeem with respect to a Tax Event unless it pays a premium, in addition to the Redemption Price, in cash equal to the product of (y) 100% of the outstanding principal amount of such Surplus Note, and (z) the percentage specified below for the applicable date of redemption:

        Redemption During the 12-Month          Percentage of Principal Amount
           Period Beginning May 24,

                  2004                                       5%

                  2005                                       4%

                  2006                                       3%

                  2007                                       2%

                  2008                                       1%

           2009 and thereafter                               0%



         The Redemption Price and premium, if any, shall be paid prior to 10:00 a.m., New York City time, on the date of such redemption or at such earlier time as the Company determines. If the Surplus Notes are only partially redeemed by the Company, the Surplus Notes will be redeemed pro rata or by lot or by any other method utilized by the Trustee (in integral multiples of $1,000).

         In the event of redemption of this Surplus Note in part only, a new Surplus Note or Surplus Notes for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         In case an Event of Default shall have occurred and be continuing, the principal of all of the Surplus Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of a majority in aggregate principal amount of the Surplus Notes at the time outstanding, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders; provided, however, that no such supplemental indenture shall, without the consent of the Holders of each Surplus Note, (i) change the Stated Maturity of any such Surplus Note, or reduce the rate (or change the manner of calculation of the rate) or change any date on which interest thereon is payable, or reduce the principal amount thereof or any premium thereon, or change any redemption or repayment date or period or price, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Surplus Notes, or impair or affect the right of any Securityholder to institute suit for payment thereof, (ii) reduce the aforesaid percentage of Surplus Notes the Holders of which are required to consent to any such supplemental indenture or (iii) otherwise materially and adversely affect the interests of the Holders of any such Surplus Note. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Surplus Notes at the time outstanding affected thereby, on behalf of all of the Holders of the Surplus Notes, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Surplus Notes. Any such consent or waiver by the Holder of this Surplus Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Surplus Note and of any Surplus Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Surplus Note.

         No reference herein to the Indenture and no provision of this Surplus Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Surplus Note at the time and place and at the rate and in the money herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, this Surplus Note is transferable by the Holder hereof on the Surplus Note Register, upon surrender of this Surplus Note for registration of transfer at the office or agency of the Trustee, accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Surplus Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

         The Surplus Notes are issuable only in fully registered form without interest coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Surplus Notes so issued are exchangeable for a like aggregate principal amount of Surplus Notes of a different authorized denomination, as requested by the Holder surrendering the same.

         Prior to due presentment for registration of transfer of this Surplus Note, the Company, the Trustee, any paying agent, any transfer agent and any Surplus Note registrar may deem and treat the Holder hereof as the absolute owner hereof (whether or not this Surplus Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than a Surplus Note registrar) for the purpose of receiving payment of or on account of the principal hereof and interest hereon and for all other purposes, and none of the Company, the Trustee, any paying agent, any transfer agent or any Surplus Note registrar shall be affected by any notice to the contrary.

         THIS SURPLUS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW); PROVIDED, HOWEVER, THAT THE APPLICABLE REGULATORY AUTHORITY'S EXERCISE OF REGULATORY AUTHORITY WITH RESPECT TO THE COMPANY AND THE SURPLUS NOTES, INCLUDING APPROVAL OF THE FORM OF AND PAYMENTS UNDER THE SURPLUS NOTES, SHALL BE GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE JURISDICTION OF THE APPLICABLE REGULATORY AUTHORITY, AND THE PARTIES SHALL SUBMIT ANY DISPUTES RELATED TO THE EXERCISE OF SUCH REGULATORY AUTHORITY TO A COURT OF COMPETENT JURISDICTION IN SUCH JURISDICTION.